Non-life and Life and Health Reserves - Components of Non-life reserves (Details) - USD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Components of non-life reserves [Line Items]
Non-life reserves	[1]	$ 9,895,376	$ 10,102,172
Non Life
Components of non-life reserves [Line Items]
Case reserves		4,217,068	4,180,554
ACRs		174,713	176,369
IBNR reserves		5,503,595	5,745,249
Non-life reserves		$ 9,895,376	$ 10,102,172	$ 9,247,200	$ 9,317,003

[1]	Effective July 1, 2018, the executive management responsibility and reporting for U.S. health business was reallocated from the Life and Health segment to the P&C segment as part of an internal organizational change. As a result, reserves of $392 million as at December 31, 2017 have been reclassified from Life and Health reserves to Non-Life reserves to conform to current presentation.